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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                OCTOBER 17, 2000




                              CNET NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)



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      DELAWARE                      0-20939                      13-3696170
   (State or Other              (Commission File              (I.R.S. Employer
    Jurisdiction                    Number)                 Identification No.)
  of Incorporation)
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                              150 CHESTNUT STREET,
                        SAN FRANCISCO, CALIFORNIA 94111
              (Address of Principal Executive Offices) (Zip Code)
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              Registrant's Telephone Number, Including Area Code:
                                 (415) 395-7800



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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS.

         On October 17, 2000, following receipt of approval of the shareholders of CNET Networks, Inc. ("CNET"), CNET consummated its acquisition of Ziff-Davis Inc. ("Ziff-Davis") pursuant to the terms of the previously reported Agreement and Plan of Merger, dated as of July 19, 2000 (the "Merger Agreement"), among CNET, TD Merger Sub, Inc., a wholly owned subsidiary of CNET ("Merger Sub"), and Ziff-Davis. Pursuant to the Merger Agreement, Merger Sub merged with and into Ziff-Davis (the "Merger"), with Ziff-Davis surviving the Merger as a wholly-owned subsidiary of CNET.

         As a result of the Merger, each share of ZD common stock (NYSE: ZD) was converted into 0.3397 shares of CNET common stock (NASDAQ: CNET) and each share of ZDNet common stock (NYSE: ZDZ) was converted into 0.5932 shares of CNET common stock. In connection with the Merger, CNET elected Daniel Rosensweig, president of CNET and former chief executive officer of ZDNet, and Eric Hippeau, president and executive managing director of Softbank International Ventures, to its Board of Directors.

         The Merger Agreement is incorporated herein by reference to Exhibit 2.1, and a copy of the CNET press release announcing the effectiveness of the Merger is incorporated herein by reference and included herein as Exhibit 99.1. The foregoing descriptions of such documents are qualified in their entirety by reference to such exhibits.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.

(b)      Pro Forma Financial Information.

         Financial statements required by this item shall be filed not later than 60 days after the date that this report is required to be filed.



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(c)      Exhibits.

         The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


EXHIBIT NO.       TITLE

    2.1 Agreement and Plan of Merger, dated as of July 19, 2000, among CNET Networks, Inc., Ziff-Davis Inc. and TD Merger Sub, Inc. (filed as Exhibit 2.1 to CNET's Current Report on Form 8-K, dated as of July 21, 2000 and incorporated herein by reference.)

   99.1           Press Release, dated as of October 17, 2000, of CNET
                  Networks, Inc.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 2000

                                         CNET NETWORKS, INC.



                                         By:  /s/ DOUGLAS WOODRUM
                                              ------------------------------
                                              Name:  Douglas Woodrum
                                              Title: Chief Financial Officer


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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
------      -----------
 2.1        Agreement and Plan of Merger, dated as of July 19, 2000,
            among CNET Networks, Inc., Ziff-Davis Inc. and TD Merger Sub,
            Inc. (filed as Exhibit 2.1 to CNET's Current Report on Form
            8-K, dated as of July 21, 2000 and incorporated herein by
            reference.)

99.1        Press Release, dated as of October 17, 2000, of CNET
            Networks, Inc.